UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 30, 2017

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

On May 31, 2017, the Board of Directors of Turbine Truck Engines, Inc. (the “Company”) terminated the engagement of Warren Averett, LLC (“Warren Averett”) as the Company’s independent registered accounting firm.

Warren Averett’s reports on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through May 31, 2017, there have been no disagreements with Warren Averett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Warren Averett’s satisfaction, would have caused Warren Averett to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

Except as set forth below, for the years ended December 31, 2016 and 2015 and through May 31, 2017, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. In connection with its audit of the Company’s financial statements for the years ended December 31, 2016 and 2015, Warren Averett reported the existence of a material weakness in the Company’s internal control over financial reporting to the Company’s Board of Directors. The ineffectiveness of the Company’s internal control over financial reporting was due to the following material weakness which the Company identified in its internal control over financial reporting: a lack of formalized controls and procedures as well as a lack of segregation of duties, as well as the absence of an independent audit committee chair, resulting from the Company's limited resources. This material weakness has not been corrected.

The Company provided Warren Averett with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Warren Averett furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Warren Averett’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On May 31, 2017, the Company’s Board of Directors appointed AJ Robbins CPA, LLC (“AJ Robbins”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through May 31, 2017, neither the Company nor anyone acting on the Company’s behalf consulted AJ Robbins with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2017, Turbine Truck Engines, Inc. (the “Company”) filed amended and restated articles of incorporation (the “Amended and Restated Articles”) with the Nevada Secretary of State. Among other things, the Amended and Restated Articles changes the Company’s corporate name from Turbine Truck Engines, Inc. to Novo Integrated Sciences, Inc. The Amended and Restated Articles will be effective on June 9, 2017. The corporate name change will be effective on the later of (i) June 9, 2017 and (ii) approval of the corporate name change by the Financial Industry Regulatory Authority.

The Amended and Restated Articles clarify that, to the maximum extent permitted by Nevada law, and subject to any rights given to any class of Preferred Stock as to a vote by such class of Preferred Stock, as a class, thereon, the Company may, by resolution or resolutions adopted by the Board and without obtaining approval of the stockholders of the Company, increase or decrease the number of issued and outstanding shares of a class or series of its authorized capital stock held by each stockholder of record of such class or series without correspondingly increasing or decreasing the number of authorized shares of such class or series. The resolution may, but is not required to, also provide for an increase or decrease of the number of authorized shares of such class or series in either a corresponding or disproportionate ratio to the increase or decrease in the number of issued and outstanding shares of such class or series. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. An increase or decrease of the number of issued and outstanding shares of a class or series of authorized capital stock does not have to be approved by either (a) the vote of stockholders holding a majority of the voting power of the affected class or series, or (b) the vote of the holders of shares representing a majority of the voting power of any class or series whose preference or rights are adversely affected by the increase or decrease. In addition to the rights of the Company above, the number of authorized shares of any class or classes of stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company, subject to any rights given to any class of Preferred Stock as to a vote by such class of Preferred Stock, as a class, thereon.

The Amended and Restated Articles also clarify that the Company’s stockholders do not have preemptive or other rights, and there is no cumulative voting.

The Amended and Restated Articles provide that, subject to the rights of holders of Preferred Stock, holders of common stock shall be entitled to receive such cash dividends as may be declared thereon by the Company’s board of directors (the “Board”) from time to time out of assets of funds of the Company legally available therefore. The Board may issue shares of common stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of common stock.

Pursuant to the Amended and Restated Articles, the powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(i)	The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(ii)	the voting powers, if any, of the shares of such series and whether such voting powers are full or limited;

(iii)	the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(iv)	whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series;

(v)	the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

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(vi)	the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(vii)	the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

(viii)	the provisions, if any, of a sinking fund applicable to such series; and

(ix)	any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series.

The Amended and Restated Articles provide that the Board may from time to time authorize by resolution the issuance of any or all shares of the authorized common stock and Preferred Stock for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into common stock or Preferred Stock (collectively, “securities”). The Board may issue shares of common stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the common stock only to the then holders of the outstanding shares of the common stock.

Except as otherwise required by Nevada law, the Amended and Restated Articles, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Company shall vote together as one class on all mattes submitted to a vote of the stockholders of the Company; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter. Notwithstanding anything in the Amended and Restated Articles to the contrary, the common stock will not be entitled to vote on any amendment to a certificate of designations for any class of Preferred Stock if the holders of such affected class of Preferred Stock are entitled to vote on the amendment.

The Amended and Restated Articles provide that the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Company. The Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Company, but only by the affirmative vote of the holders of not less than 51% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Pursuant to the Amended and Restated Articles, the business and affairs of the Company shall be managed by and under the direction of the Board. As of May 30, 2017, the Board shall consist of three persons, who shall hold office until their respective successors are duly elected and qualified.

The Amended and Restated Articles provide that no contract or transaction between this Company and any of its directors, or between this Company and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Company has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of Nevada Revised Statutes Section 78.140 are met.

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Pursuant to the Amended and Restated Articles, except as otherwise required by applicable law, each director shall serve for a term ending on the date of the annual meeting of stockholders of the Company following the annual meeting at which such director was elected; provided, however, that each director shall serve until their successor is elected and qualified or until his death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board establishing such class or series. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

The Amended and Restated Articles provide that any action required or permitted to be taken by the stockholders of the Company must be effective at a duly called annual meeting or at a special meeting of stockholders of the Company, unless such action requiring or permitting stockholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted.

Special meetings of the stockholders of the Company for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons.

The Amended and Restated Articles clarify that the private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Company’s debts.

Pursuant to the Amended and Restated Articles, the Company reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in the Amended and Restated Articles in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation. Common stock shall have no right to vote on powers, preferences, rights, qualifications, limitations and restrictions (collectively, the “Preferences”) pertaining to any class of Preferred Stock, or on any amendment to the Preferences pertaining to any class of Preferred Stock, at any time, whether before or after the issuance thereof, even if the holders of such class of Preferred Stock or any other class of Preferred Stock are entitled to vote thereon. No class of Preferred Stock shall have any right to vote on the Preferences pertaining to any other class of Preferred Stock, or any amendment to the Preferences pertaining to such other class of Preferred Stock, at any time, whether before or after the issuance thereof, even if the holders of such other class of Preferred Stock are entitled to vote thereon, provided, however, that the class of Preferred Stock as to which the Preferences are being amended shall have the right to vote on such amendment as set forth in the designation thereof.

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The Amended and Restated Articles provide that no director shall have personal liability to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s fiduciary duties to the Company or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable sections of the Nevada Revised Statutes, including Section 78.138(7), (iv) the payment of dividends in violation of the Nevada Revised Statutes, or (v) for any transaction from which the director derived an improper personal benefit. If the Nevada Revised Statutes is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by the Nevada Revised Statutes as so amended.

Pursuant to the Amended and Restated Articles, each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Company or who is or was serving at the request of the Company in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Company and as to whom the Company has agreed to grant such indemnity, shall be indemnified by the Company as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Company to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Company may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Company would have the legal power to directly indemnify him against such liability.

The rights granted under the Amended and Restated Articles shall include the right to be paid by the Company the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); except that, if the Nevada Revised Statutes so requires, an advancement of expenses incurred by an beneficiary in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such beneficiary, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking, by or on behalf of such beneficiary, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such beneficiary is not entitled to be indemnified for such expenses. The Company may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company or an administrator or fiduciary with respect to any employee benefit plan to the fullest extent with respect to the indemnification and advancement of expenses of directors and officers of the Company.

The Amended and Restated Articles provide that the Company elects not to be governed by (i) the provisions of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (control share acquisition exemption) and (ii) the provisions of Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (combinations with interested stockholders).

Pursuant to the Amended and Restated Articles, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

If any action is brought by any party against another party, relating to or arising out of the Amended and Restated Articles, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action.

The Amended and Restated Articles were approved by the Company’s board of directors and the holders of a majority of the voting power of the issued and outstanding capital stock of the Company, as required, on May 26, 2017.

The foregoing description of the Amended and Restated Articles is qualified in its entirety by reference to the Amended and Restated Articles, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of the registrant.

16.1	Letter of Warren Averett, LLC to the Commission dated June 1, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: June 5, 2017	By:	/s/ Christopher David
Christopher David
President

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